                                Exhibit 10.46

  [First Amendment to Amended, Restated and Consolidated Bridge Loan Agreement
        dated December 7, 1998 between the Company and the lenders listed on the signature page thereto]

                                                                 Execution Copy

                                 FIRST AMENDMENT
                                       TO
                       AMENDED, RESTATED AND CONSOLIDATED
                              BRIDGE LOAN AGREEMENT

      THIS FIRST AMENDMENT TO AMENDED, RESTATED AND CONSOLIDATED BRIDGE LOAN AGREEMENT (the "First Amendment") dated as of December 7, 1998 by and among HALSEY DRUG CO., INC., a New York corporation ("Borrower"), GALEN PARTNERS III, L.P. ("Galen", an "Initial Lender" or a "Lender") a Delaware limited partnership, GALEN PARTNERS INTERNATIONAL III, L.P. and GALEN EMPLOYEE FUND III, L.P., each a Delaware limited partnership (each an "Initial Lender", a "Lender", and collectively, with Galen, the "Galen Entities"), PATRICK COYNE ("Coyne", a "First Amendment Lender" or a "Lender"), an individual residing at 477 Margo Lane, Berwyn, Pennsylvania 19312, ALAN SMITH ("Smith", a "First Amendment Lender" or a "Lender"), an individual residing at 21 Bedlow Avenue, Newport, Rhode Island 02840, MICHAEL WEISBROT AND SUSAN WEISBROT (collectively, the "Weisbrots" or jointly and severally, with respect to the Initial Commitment, an "Initial Lender", with respect to the First Amendment Commitment, a "First Amendment Lender" or a "Lender"), individuals residing at 1136 Rock Creek Road, Gladwyne, Pennsylvania 19035, GREG WOOD ("Wood", a "First Amendment Lender" or a "Lender"), an individual residing at c/o D.R. International, 7474 Figueron Street, Los Angeles, California 90041, (Coyne, Smith, the Weisbrots and Wood, each a "First Amendment Lender" and collectively, the "First Amendment Lenders" and the First Amendment Lenders, together with the Galen Entities and the Weisbrots, each a "Lender", and collectively, the "Lenders"), and GALEN, as agent for the Lenders (in such capacity, the "Agent") to the Amended, Restated and Consolidated Bridge Loan Agreement dated as of December 2, 1998 by and among Borrower, the Galen Entities and the Weisbrots
(the Weisbrots and the Galen Entities, each an "Initial Lender", a "Lender" and collectively, the "Initial Lenders", as amended through the date hereof, the "Consolidated Bridge Loan Agreement"). Terms that are capitalized in this First Amendment and not otherwise defined shall have the meaning ascribed to such terms in the Consolidated Bridge Loan Agreement.

                                   WITNESSETH:

      WHEREAS, the Borrower and the Initial Lenders have entered into the Consolidated Bridge Loan Agreement;

      WHEREAS, Borrower has requested that certain Lenders consider making an additional $283,000 bridge loan ("First Amendment Bridge Loan") available to Borrower, the proceeds of which will be used by Borrower solely for Borrower's working capital purposes and other general business purposes, in each case pursuant to the Consolidated Bridge Loan Agreement and in accordance with the terms thereof and hereof.

      WHEREAS, Borrower and the Lenders have agreed to add Smith, Wood and Coyne as a party to the Consolidated Bridge Loan Agreement effective from the First Amendment Closing Date;

      NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the recipient and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   SECTION 1.
                                   AMENDMENTS

A. Amendment of Section 1. Definitions.

      1. Paragraph 1.1 is amended by:

            (i) adding thereto, in the appropriate alphabetical order, each of the terms "Agency Agreements", "Agent", "Consents and Waivers", "Consolidated Bridge Loan", "First Amendment", "First Amendment Agency Agreement", "First Amendment Bridge Loan", "First Amendment Closing Date", "First Amendment Closing Fees", "First Amendment Commitment", "First Amendment Consent and Waiver", "First Amendment Conversion Price", "First Amendment Lenders", "First Amendment Loan", "First Amendment Notes", "First Amendment Warrants", "Initial Agency Agreement", "Initial Closing Date", "Initial Commitment", "Initial Consent and Waiver", "Initial Consolidated Bridge Loan", "Initial Consolidated Bridge Loan Agreement", "Initial Conversion Price", "Initial Lenders", "Initial Notes", "Initial Warrants", "Note 1", "Note 2", "Note 3", "Note 4", "Note 5", "Note 6", "Note 7", "Note 8" and the definitions thereof, as hereinafter provided, and

            (ii) deleting the definitions of the terms "Agreement", "Bridge Loan Documents", "Lenders", "Notes", "Obligations", "Warrants" and substituting the definitions set forth below in lieu thereof:

            "Agency Agreements" mean the Initial Agency Agreement and the First Amendment Agency Agreement.

            "Agent" means Galen acting as agent to the Lenders pursuant to the Initial Agency Agreement and the First Amendment Agency Agreement.

            "Agreement" means the Initial Consolidated Bridge Loan Agreement, as amended by the First Amendment, as the same may hereafter be further amended, extended, modified, restated or supplemented from time to time.

            "Bridge Loan Documents" means, collectively, this Agreement, the Notes, the Warrants, the Agency Agreements, the Consents and Waivers, each of the Collateral Documents and all other documents, agreements, instruments, opinions and certificates now or hereafter executed and delivered in connection herewith or therewith, as modified, amended, extended, restated or supplemented from time to time.

            "Consents and Waivers" mean the Initial Consent and Waiver and the First Amendment Consent and Waiver.

            "Consolidated Bridge Loan" has the meaning set forth in Section I(B)(1) hereto.

            "First Amendment" means the First Amendment to the Initial Consolidated Bridge Loan Agreement dated as of December 7, 1998 by and among Borrower, the Lenders and Agent, as the same may hereafter be further amended, extended, modified, restated or supplemented from time to time.

            "First Amendment Agency Agreement" means the Agency Agreement by and among the First Amendment Lenders dated the date hereof and entered into simultaneously herewith, substantially in the Form of Exhibit E attached hereto.

            "First Amendment Bridge Loan" has the meaning set forth in the Recitals to this Agreement.

            "First Amendment Closing Date" means the date upon which the last of the events, the fulfillment of each of which is condition precedent to the effectiveness of this First Amendment, as set forth in Section II of this First Amendment, shall have occurred.

            "First Amendment Closing Fees" means the expenses as set forth in
Section II(4) of this First Amendment.

            "First Amendment Commitment" means the commitment of each First Amendment Lender to fund the dollar amount of its share of the First Amendment Loan in the amount set forth opposite such Lender's name on Exhibit A, a copy of which is attached hereto and made a part hereof.

            "First Amendment Consent and Waiver" means a consent and waiver of lien, indebtedness and registration rights restrictions executed by the Majority Holders in connection with this First Amendment dated the date hereof and executed simultaneously herewith, substantially in the form of Exhibit D attached hereto.

            "First Amendment Conversion Price" means $1.3133.


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

            "First Amendment Lenders" has the meaning set forth in the Section entitled "Pari Passu and Pro Rata Relationship of the Initial Lenders to the First Amendment Lenders" (Section I(B)(4) hereof).

            "First Amendment Notes" mean Note 5, Note 6, Note 7 and Note 8.

            "First Amendment Warrants" means the warrants to purchase 28,300 shares, in the aggregate, of the Common Stock, dated the date hereof and issued by Borrower to each of the First Amendment Lenders, substantially in the form of Exhibit C attached hereto.

            "Initial Agency Agreement" means a certain Agency Agreement by and among the Agent and each of the Initial Lenders dated as of December 2, 1998 entered into in connection with the Initial Consolidated Bridge Loan Agreement.

            "Initial Closing Date" means the Closing Date.

            "Initial Commitment" means the Total Commitment of each Initial Lender.

            "Initial Consent and Waiver" means a certain consent and waiver of lien, indebtedness and registration rights restrictions executed by the Majority Holders in connection with the Initial Consolidated Bridge Loan Agreement dated as of December 2, 1998.

            "Initial Consolidated Bridge Loan" has the meaning set forth in
Section I(B)1 hereof.

            "Initial Consolidated Bridge Loan Agreement" means the agreement dated as of December 2, 1998 by and among Borrower, the Initial Lenders and the Agent.

            "Initial Conversion Price" means $1.3688.

            "Initial Lenders" has the meaning set forth in the Section entitled "Pari Passu and Pro Rata Relationship of the Initial Lenders to the First Amendment Lenders" (Section I(B)(4) hereof).

            "Initial Notes" means Note 1, Note 2, Note 3 and Note 4.

            "Initial Warrants" mean the warrants dated December 2, 1998 and issued to the Initial Lenders to purchase 689,722 shares, in the aggregate, of the Common Stock.

            "Lenders" mean the Initial Lenders and the First Amendment Lenders.

            "Note 1" means a certain promissory note dated as of December 2, 1998 payable by Borrower to the order of Galen Partners III, L.P. in the amount of $7,052,621.


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

            "Note 2" means a certain promissory note dated as of December 2, 1998 payable by Borrower to the order of Galen Partners International III, L.P. in the amount of $638,389.

            "Note 3" means a certain promissory note dated as of December 2, 1998 payable by Borrower to the order of Galen Employee Fund III, L.P. in the amount of $28,880.

            "Note 4" means a certain promissory note dated as of December 2, 1998 payable by Borrower to the order of Michael Weisbrot and Susan Weisbrot in the amount of $101,222.

            "Note 5" means a promissory note dated the date hereof payable by Borrower to the order of Alan Smith in the amount of $8,000, substantially in the form of Exhibit B attached hereto.

            "Note 6" means a promissory note dated the date hereof payable by Borrower to the order of Michael Weisbrot and Susan Weisbrot in the amount of $150,000, substantially in the form of Exhibit B.

            "Note 7" means a promissory note dated the date hereof payable by Borrower to the order of Greg Wood in the amount of $100,000, substantially in the form of Exhibit B.

            "Note 8" means a promissory note dated the date hereof payable by Borrower to the order of Patrick Coyne in the amount of $25,000, substantially in the form of Exhibit B.

            "Notes" means Note 1, Note 2, Note 3, Note 4, Note 5, Note 6, Note 7, and Note 8, or any one of the Notes ("Note").

            "Obligations" means the unpaid principal and interest hereunder, expenses and all other obligations and liabilities of Borrower to the Lenders under this Agreement, the Notes or any other Bridge Loan Document, and includes, but is not limited to, any and all indebtedness of Borrower to the Lenders, whether now existing or hereafter incurred, of every kind and character, direct or indirect, and whether such indebtedness is from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred, including, without limitation: (a) indebtedness not yet outstanding, but contracted for, or with respect to which any other commitment by the Lenders exists; (b) all interest provided in any instrument, document, or agreement (including this Agreement) which accrues on any indebtedness until payment of such indebtedness in full; and (c) any moneys payable as hereinafter provided.

            "Warrants" mean the Initial Warrants and the First Amendment
Warrants.


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

B. Amendment of Section 2. Terms of the Consolidated Bridge Loan.

      1. Section 2.2 of the Agreement is amended in its entirety to read as follows:

            "2.2 Initial Consolidated Bridge Loan; Consolidated Bridge Loan.

                        (a) Initial Consolidated Bridge Loan. Borrower warrants,
                  represents and confirms that, as of the Initial Closing Date,
                  (i) the aggregate outstanding principal balance of the Original Bridge Loan equals $4,500,000, (ii) the aggregate accrued interest on such principal balance equals $71,111 and
                  (iii) the aggregate outstanding principal balance of the Additional Bridge Loan equals $3,250,000. Borrower and Lenders agree that effective on the Initial Closing Date, upon the consolidation of the outstanding principal balances of the Original Bridge Loan and the Additional Bridge Loan, and the addition to principal of the accrued interest on the Original Bridge Loan, Lenders shall be deemed to have made a single loan to Borrower in the aggregate principal amount of $7,821,111 (the "Initial Consolidated Bridge Loan").

                        (b) Consolidated Bridge Loan. Borrower warrants,
                  represents and confirms that, as of the First Amendment Closing Date (i) the aggregate outstanding principal balance of the Original Bridge Loan equals $4,500,000, (ii) the aggregate accrued interest on such principal balance equals $71,111, (iii) the aggregate outstanding principal balance of the Additional Bridge Loan equals $3,250,000 and (iv) the aggregate outstanding principal balance of the First Amendment Loan equals $283,000. Borrower and the Lenders agree that effective on the First Amendment Closing Date, the total amount of funds advanced by the Lenders equals, in the aggregate principal amount $8,104,111 (the "Consolidated Bridge Loan")."

      2. Section 2.3(a) of the Agreement is amended in its entirety to read as follows:

            "2.3  Amended, Restated and Consolidated Notes.

                        (a) The Amount. The Initial Consolidated Bridge Loan is
                  evidenced by the Initial Notes and the First Amendment Loan is evidenced by the First Amendment Notes (each of the Initial Notes and the First Amendment Notes, a " Note" and collectively, the "Notes")."

      3. Section 2.4 of the Agreement is amended in its entirety to read as follows:

            "2.4 Warrants. Subject to the terms of Initial Consolidated Bridge Loan Agreement and the terms of the Initial Warrants, Borrower has issued Initial Warrants to purchase in the aggregate, 689,722 shares of the Common Stock, initially, at a price per share equal to Initial Conversion Price, in the amounts set


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

            forth opposite each Initial Lender's name on Exhibit A. Subject to the terms of this First Amendment and the terms of the First Amendment Warrants substantially in the form of Exhibit C, Borrower will issue Warrants to purchase in the aggregate, 28,300 shares of the Common Stock, initially, at a price per share equal to the First Amendment Conversion Price. The First Amendment Warrants shall be issued to each of the First Amendment Lenders in the amounts set forth opposite each First Amendment Lender's name on Exhibit A. For purposes of this Agreement, the term "Warrant Shares", shall mean the shares of Common Stock that may be issued from time to time pursuant to the exercise of the Warrants."

      4. The following Section 2.10 is to be added after Section 2.9 of
Agreement:

            "2.10.Pari Passu and Pro Rata Relationship of the Initial Lenders to the First Amendment Lenders. Until such time as the unpaid principal balance of the Initial Notes, in the original aggregate principal amount of $7,821,111 and the First Amendment Notes, in the original aggregate principal amount of $283,000, shall have been paid in full, or in a manner otherwise satisfactory to the Agent, (i) the Initial Lenders' Lien on the Borrower's Collateral with respect to the Obligations of Borrower to the Initial Lenders under this Agreement, any other Bridge Loan Documents and the Initial Notes, on the one hand, and the Obligations of Borrower to the First Amendment Lenders under this Agreement, any other Bridge Loan Documents and the First Amendment Notes, on the other hand, shall rank pari passu with one another, and (ii) each of the Initial Lenders and the First Amendment Lenders shall share pro rata in the proceeds of the Borrower's Collateral in accordance with a fraction, the denominator of which shall equal the unpaid principal balance of the Consolidated Bridge Loan, and the numerator of which shall equal, in the case of the Initial Lenders, the unpaid principal balance of the Initial Notes, and in the case of the First Amendment Lenders, the unpaid principal balance of the First Amendment Notes, all such amounts to be calculated as of (A) the Maturity Date, or (B) the date each Note becomes due and payable, whether by acceleration or otherwise, whichever date is sooner to occur."

                                   SECTION II.
                              CONDITIONS PRECEDENT.

This First Amendment shall become effective on the date when all of the following conditions, the fulfillment of each of which is a condition precedent to the effectiveness of this First Amendment, shall have occurred or shall have been waived in writing by Borrower and the Agent:


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

      1. First Amendment Closing Documents. Each Lender shall have received a duly executed original of, as is appropriate:

            (i)   this First Amendment;
           (ii)   its Note, if applicable;
          (iii)   its Warrant, if applicable;
           (iv)   the First Amendment Agency Agreement; and
            (v)   the First Amendment Waiver and Consent;

each conforming to the requirements hereof and executed as of the date of this First Amendment by a duly authorized representative of Borrower, the Lenders and the Agent, as the case may be.

      2. Legal Opinion of Counsel to Borrower. The Agent shall have received an opinion, dated as of the First Amendment Closing Date, of St. John & Wayne, L.L.C., counsel to Borrower, which opinion shall be reasonably satisfactory to the Agent and its counsel.

      3. Officer's Certificate. Borrower shall have received an Officer's Certificate from Borrower dated as of the First Amendment Closing Date, certifying as to the (i) Certificate of Incorporation of Borrower and all amendments thereto, (ii) accuracy and completeness of all By-Laws attached thereto, (iii) validity of the updated Certificates of Good Standing from the Secretaries of State of New York and Illinois with respect to Borrower, (iv) validity of the resolutions of the Board of Directors of Borrower approving the transactions relating to this First Amendment and each of the Bridge Loan Document to which it or they are a party and any other certificate or other document to be delivered pursuant thereto, together with evidence of the incumbency of such officer signing the same.

      4. First Amendment Closing Fees. All expenses outstanding as of the date of this Agreement, including legal fees, relating to the Initial Consolidated Bridge Loan Agreement and the First Amendment and any and all documents relating thereto shall have been paid on or prior to the First Amendment Closing Date.

      5. Updated Certificates of Good Standing. The Agent shall have received updated Certificates of Good Standing with respect to Borrower from the Secretaries of the State of New York and of Illinois.

      6. Representations and Warranties. Upon the effectiveness of this First Amendment, all representations and warranties set forth in the Initial Consolidated Bridge Loan Agreement (except for such inducing representations and warranties that were only required to be true and correct as of a prior date), shall be true and correct in all material respects on and as of the effective date hereof, and no Default or Event of Default shall have occurred and be continuing and Agent shall have received a certificate of the President of Borrower to the same effect.


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

      7. Material Adverse Effect. No event or development shall have occurred since the date of delivery to the Agent of Borrower's most recent Form 10-Q and most recent financial statements which event or development has had or is reasonably likely to have a Material Adverse Effect.

      8. President's Certificate. The Agent shall have received a certificate from the President of Borrower, as to the satisfaction of paragraphs 6, 7 and 10 of this Section II.

      9. Additional Documents. All corporate and legal proceedings and all documents and instruments executed or delivered in connection with this First Amendment shall be satisfactory in form and substance to the Lenders, the Agent and their respective counsel, and the Lenders, the Agent and their respective counsel shall have received all information and copies of all documents which the Lenders, the Agent and their respective counsel may have requested in connection herewith and the matters contemplated hereunder, such documents, when requested by them, to be certified by the appropriate authorities.

      10. Litigation. There shall be no action, suit or proceeding pending or threatened against Borrower before any court (including bankruptcy court), arbitrator or governmental or administrative body or agency that challenges or relates to the performance of this First Amendment or any other transactions contemplated herein.

      11. Consents and Filings. Subject to (i) the receipt of shareholder approval to amend Borrower's Certificate of Incorporation to increase the authorized shares of Common Stock and the filing of such amendment with the Office of the Secretary of State of the State of New York, (ii) the receipt of the approval of the American Stock Exchange to the extent required under Section 713 of the American Company Stock Exchange Guide, to authorize the issuance of the Conversion Shares and the Warrant Shares in the event of a dilution adjustment to the Notes or the Warrants results in issuances of the Conversion Shares or the Warrant Shares at less than fair market value and (iii) the approval required under the Hart-Scott-Rodin Antitrust Improvements Act of 1976, as amended (the "HSR Act"); and except as otherwise obtained, no consent of any Person (including, without limitation, shareholders or creditors of such Borrower, as the case may be) other than the Majority Holders, the Agent shall have received such further agreements, consents, certificates, instruments and documents as may be necessary or proper in the reasonable opinion of the Agent and its counsel to carry out the provisions and purposes of this First Amendment.

      12. No Liens. From the date of effectiveness of the Fourth Amendment to the date of effectiveness of this First Amendment, no Liens shall have arisen or been recorded against the Collateral.


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

                                  SECTION III.
                         REPRESENTATIONS AND WARRANTIES

Borrower hereby represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to each Lender and the Agent that:

      1. Authority. Borrower has the corporate power, authority and legal right to execute, deliver and perform this First Amendment, and the instruments, agreements, documents and transactions contemplated hereby, and has taken all actions necessary to authorize the execution, delivery and performance of this First Amendment, and the instruments, agreements, documents and transactions contemplated hereby.

      2. Consents and Filings. Subject to (i) the receipt of shareholder approval to amend Borrower's Certificate of Incorporation to increase the authorized shares of Common Stock and the filing of such amendment with the Office of the Secretary of State of the State of New York, (ii) the receipt of the approval of the American Stock Exchange to the extent required under Section 713 of the American Company Stock Exchange Guide, to authorize the issuance of the Conversion Shares and the Warrant Shares in the event of a dilution adjustment to the Notes or the Warrants results in issuances of the Conversion Shares or the Warrant Shares at less than fair market value and (iii) the approval required under the Hart-Scott-Rodin Antitrust Improvements Act of 1976, as amended (the "HSR Act"); and except as otherwise obtained, no consent of any Person (including, without limitation, shareholders or creditors of such Borrower, as the case may be) other than the Majority Holders, no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this First Amendment, and the instruments, agreements, documents and transactions contemplated hereby.

      3. Due Execution. This First Amendment has been duly executed and delivered on behalf of Borrower, and constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms.

      4. No Default. Borrower is not in default in any material respect under any indenture, mortgage, deed of trust, agreement or other instrument to which it is a party or by which it may be bound. Except as otherwise described on Borrower's Form 10-Q for the quarter ended September 30, 1998, Borrower knows of no dispute regarding any such indenture, contract, lease, agreement, instrument or other commitment. Neither the execution and delivery of this First Amendment nor any Bridge Loan Document, nor the performance of the transactions herein or therein contemplated, nor compliance with the provisions hereof or thereof will
(i) violate any law or regulation, or (ii) result in or cause a violation by such Borrower of any order or decree of any court or government instrumentality, or (iii) conflict with, or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, agreement or other instrument to which such Borrower is a party or by which it may be bound, or (iv) result in the creation or imposition of any lien, charge, or encumbrance upon any of the property of such Borrower, except in favor of the Agent, on behalf of the Lenders, to secure the Obligations, or (v) violate any provision of the Certificate of Incorporation, By-Laws, or any capital stock provisions of such Borrower, except as otherwise provided in Section III(2) above.

      5. No Event of Default. No Event of Default has occurred and is continuing.

      6. Recitals. The recitals contained in this First Amendment are true and correct in all respects.

                                   SECTION IV.
                               GENERAL PROVISIONS

      1. Except as herein expressly amended, the Consolidated Bridge Loan Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

      2. All references in the Bridge Loan Documents to the Consolidated Bridge Loan Agreement shall mean the Consolidated Bridge Loan Agreement as amended as of the effective date hereof, and as amended hereby and as hereafter amended, extended, modified, restated or supplemented from time to time. From and after the date hereof, all references in the Consolidated Bridge Loan Agreement to "this Agreement," "hereof," "herein," or similar terms, shall mean and refer to the Consolidated Bridge Loan Agreement as amended by this First Amendment.

      3. The headings preceding the text of the sections and subsections of this First Amendment are used solely for convenience of reference and shall not affect the meaning, construction, or effect of the Agreement.

      4. The validity and effect of this First Amendment shall be determined by reference to the substantive laws of the State of New York without regard to that State's principles of conflicts of laws, except to the extent that such other laws may govern the grant and perfection of a security interest in the Collateral.

      5. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute but one and the same First Amendment.

         [THE REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK]


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

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in the state of New York, and delivered by their proper and duly authorized officers or managers as of the date set forth above.


                 Borrower:       HALSEY DRUG CO., INC.


                                 By:/s/
                                    --------------------------------------------
                                 Name:   Michael Reicher
                                 Title:  Chief Executive Officer


             The Lenders:        GALEN PARTNERS III, L.P.
                                 By: Claudius, L.L.C., General Partner



                                 By:/s/
                                    --------------------------------------------
                                 Name:   Bruce F. Wesson
                                 Title:  Managing Member

                                 GALEN PARTNERS INTERNATIONAL III, L.P.
                                 By: Claudius, L.L.C., General Partner


                                 By:/s/
                                    --------------------------------------------
                                 Name:   Bruce F. Wesson
                                 Title:  Managing Member

                                 GALEN EMPLOYEE FUND  III, L.P.
                                 By: Wesson Enterprises, Inc.


                                 By:/s/
                                    --------------------------------------------
                                 Name:   Bruce F. Wesson
                                 Title:  President

                                 /s/
                                 -----------------------------------------------
                                 Alan Smith



                                 /s/
                                 -----------------------------------------------
                                 Michael Weisbrot


                                 /s/
                                 -----------------------------------------------
                                 Susan Weisbrot


                                 /s/
                                 -----------------------------------------------
                                 Greg Wood


                                 /s/
                                 -----------------------------------------------
                                 Patrick Coyne


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